Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of E-18 Corp. (the "Company") on Form 10-Q for the fiscal period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hadas Yaron, Chief  Executive and  Financial  Officer of the  Company,  certify pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 11, 2009	/s/ Hadas Yaron
Hadas Yaron
Chief Executive and
Chief Financial Officer
Principal Executive Officer and Principal
Financial and Accounting Officer